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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 28, 1994, included in Robert Half International Inc.'s Annual Report on Form 10-K for the year ended December 31, 1993, and to all references to our Firm included in this registration statement and in the prospectus.




San Francisco, California                                   ARTHUR ANDERSEN LLP
November 29, 1994